EXHIBIT 99.1

.

STATEMENT REGARDING ADDITIONAL INFORMATION THAT MAY BECOME AVAILABLE

If a transaction is to be proposed to the stockholders of Westinghouse Solar and CBD, Westinghouse Solar and CBD would file with the Securities and Exchange Commission and distribute a Registration Statement on Form F-4 covering securities to be issued in the transaction. Westinghouse Solar shareholders would receive a prospectus and proxy/consent solicitation statement in connection with such transaction. The final terms of the prospective merger of Westinghouse Solar and CBD remain subject to change and would only be reflected in a binding definitive agreement that remains to be negotiated between the companies. A copy of the definitive merger agreement would be filed along with the prospectus. Westinghouse Solar stockholders would be urged to read these and any other related documents the corporation may issue. If and when these documents are filed, they can be obtained for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Westinghouse Solar would be made available to stockholders if and when a transaction is to occur. CBD would provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations following execution of a binding agreement. Such documents are not currently available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  Westinghouse Solar, its directors and executive officers, may be deemed to be participants in the solicitation of proxies or consents from Westinghouse Solar’s stockholders in connection with any transaction that might be proposed to such stockholders. Information about the directors and executive officers of Westinghouse Solar and their ownership of CBD and Westinghouse Solar stock will be included in the prospectuses and proxy/consent solicitation statements if and when they become available.

sun for everyone™

Westinghouse | Solar

Westinghouse Solar
Management Presentation
Jefferies 2012 Global Clean Technology Conference



NASDAQ: WEST

Safe Harbor Statement

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of Westinghouse Solar Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect Westinghouse Solar's operations, please refer to the company's Securities and Exchange Commission filings. The company undertakes no obligation to update this forward-looking information.

Westinghouse Solar Designs and Manufactures Easy to Install Rooftop Solar Power Systems

- Market leader with integrated solar panels
  - Over $100m in sales since product introduced in 2007
  - Revolutionary integrated AC and flat roof DC panels
  - Over 30 issued and pending patents
- Rapidly growing distribution network
  - 340 dealers and contractors in 40 states plus Canada, Mexico, Puerto Rico
  - Strategic partners (Lennox International, Lowe's, Lennar Homes)
  - Growth from overseas expansion, licensing and new U.S. channels
- Exclusive worldwide rights for Westinghouse Solar brand
- Asset-light OEM manufacturing model
- LOI for merger with CBD Energy

Proposed Merger with CBD energy

CBD Company Description

CBD Energy (ASX:CBD) is a diversified clean energy company:

- Focused on downstream renewable energy (solar and wind) and energy efficiency/storage sub-sectors
- Diversified competencies:
  - Engineering and design
  - Project development
  - Energy efficiency and storage solutions
- Headquartered in Sydney, Australia with ~120 employees worldwide:

Company Strengths

- Track Record: Completed ~65MW of renewable energy projects globally, in different roles and applications
- Global Pipeline: project pipeline of ~2 GW across solar and wind energy
- Strategic Partners: strong network of local and international government agencies

Merger Transaction

- Fully diluted share split
  - CBD – 85%
  - WEST – 15%
- Definitive Merger Agreement–March 2012
- Targeted Closing-Q3 2012
- Details in public filings

Company History and Industry Status

sun for everyone™

Year	Company History	Industry Status
2001	• Akeena Solar founded	• Solar panels $4/watt • Supply > demand
2003	• Expanded to East Coast markets	• Solar panels $2.60/watt • Supply > demand
2004	• Applied for patent for first solar panel (Andalay) with integrated racking, wiring and grounding	
2007	• Released Andalay solar panel	• Solar panels $4/watt • Demand > supply
2009	• First plug and play AC solar panel (Andalay) • Exited installation business in NJ, NY, CO, CT and PA	
2010	• Signed exclusive worldwide agreement for Westinghouse Solar brand • Exited installation business in California	• Solar panels $2.50/watt • Demand > supply
2011	• New low cost contract manufacturer • Expanded distribution to new home builders	
2012	• Generate licensing revenue • New product releases	• Solar panels $1.00/watt • Supply >> demand • Commodity market

Westinghouse | Solar

10+ Years in Solar Sales and Installation


45
40
35
30
25
20
15
10
5
0
Revenue (millions $)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Installation
Manufacturing

Westinghouse | Solar

Management Team

Barry Cinnamon
Chief Executive Officer

- 30+ years experience in renewable energy and technology
- Widely recognized solar leader, strong ties with Wall St. and solar CEOs

Margaret Randazzo
Chief Financial Officer

- 20+ years of financial experience, VP/Controller Knight Ridder, CPA
- CFO Ft Worth Star-Telegram; President & Publisher Modesto Bee; Arthur Andersen

Jeff Kiel
EVP Sales & Marketing

- 25+ years experience in media advertising, management and finance
- President and Publisher, San Jose Mercury News; VP Finance Miami Herald

Gary Mull
VP, Marketing

- 30 years of marketing & sales experience in consumer & commercial markets
- Experience at Emptoris, Siebel and Software Publishing Corporation

Robert F. Kennedy Jr.
Board of Director Member

- Mr. Kennedy is an influential policymaker and passionate environmentalist
- President of Waterkeeper Alliance; National Resource Defense Council Senior Attorney; Partner, Vantage Point Capital Partners

Ron Kenedi
Board of Director Member

- President of LDK America. Previously, Mr. Kenedi established and led Sharp's Solar Energy Solutions Group, achieving #1 market share position in U.S. for several consecutive years. Previously president of Kyocera Solar U.S.
- *"Smartest guy in the solar industry."*

Installation Labor is the Biggest Cost Reduction Opportunity

	2001	2008	2011	2013
Total Price	$10/w	$8/w	$5/w	$3.50/w
Equipment	$6	$4.50	$2.50	$1.50
Labor, G&A, Profit	$4 (40%)	$3.50 (44%)	$2.50 (50%)	$2.00 (57%)

Fewer Parts Mean Lower Installation Costs

Westinghouse Solar's Integrated AC Panel

80% Fewer Parts, 50% Less Labor, Higher ASP's



Ordinary Solar



Westinghouse Solar

Over 30 Patents Issued or Pending Covering Solar Installation Technology



- Company awarded first patent for "plug and play" solar panel
  - U.S. Patent # 7,406,800
  - Filed May 2004, issued August 2008
  - 4 related U.S. patents granted
  - Korean, Australian, Indian, Japan, Mexican patents also granted
- Covers:
  - Splices between panels - provides structural rigidity
  - Side electrical connectors - eliminates need for wiring of panels
  - Splices provide electrical grounding path between panels (UL and NEC requirement)
  - Racking integrated with panel frame – panels attach directly to roof

Valuable IP for Reducing Solar Installation Costs

Westinghouse Solar

Ordinary Solar Residential Installation
39 Hours



1. Design and Engineer System



2. Project Logistics



3. Securely Attach Roof Brackets



4. Install Racking System



5. Mount, Wire and Ground Panels



6. Complete DC Wiring and Install Inverter

Westinghouse | Solar

sun for everyone™

Westinghouse Solar Residential Installation
20 Hours – 50% Faster



1. Design and Engineer System



2. Project Logistics



3. Securely Attach Roof Brackets



4. Install Racking System



5. Mount, Wire and Ground Panels



6. Complete DC Wiring and Install Inverter

Westinghouse | Solar

Flat Roof Installation Overview

- Only eight total parts for easy logistics
- 5 degree tilt optimized for rooftop kw coverage
- No bulky or long racking components
- No special design work – simplified engineering

Installation Overview

Easy Assembly



Westinghouse | Solar

Westinghouse Solar
Flat Roof Mounting System





Westinghouse Solar

Westinghouse Solar Panel Advantages







- **Market Leader with Integrated AC and DC Panels**
  - DC panels since 2007
  - AC panels since 2009
- **Designed for safety**
  - Integrated panel wiring and grounding
  - No dangerous 600 volt DC wiring or arcing
- **Built-in reliability**
  - No racks, wires, clips, fuses or DC wiring
  - Flat roof systems are non-penetrating (no roof leaks)
- **Superior aesthetics**
  - Panels mount flush to rooftops and look like a skylight
  - No bulky inverters or unsightly wiring
- **Best lifetime performance**
  - 5-25% greater real world efficiency with integrated microinverter
- **Outstanding installer advantages**
  - Lower engineering, logistics and installation costs
  - Higher profit potential

Cost Reductions Improve Competitiveness


Westinghouse Dealer Cost Comparison
Component Costs $/w
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2010 Ordinary DC
2010 Westinghouse AC
2012 Ordinary DC
2012 Westinghouse AC
Panels
Inverter
Rack/BOS
Direct and Indirect Labor

Lower panel costs relative to market in 2012 make Westinghouse Solar more price-competitive

New Home Builders – Lennar

- Launched in late Q2 2011
- $2.9 million revenue to date


Westinghouse Solar

Westinghouse Solar

HVAC Contractors – Lennox International

SunSource Home Energy Systems exclusively include Westinghouse Solar panels


Hello, sunshine!
Goodbye, high utility bills
You can receive a 30% Federal tax credit on your solar installation.
SUNSOURCE™ by
LENNOX
HOME COMFORT SYSTEMS
Innovation never felt so good.™
The SunSource Home Energy System is the simplest way to bring money saving solar power into your home.

Westinghouse | Solar

Home Improvement Stores – Lowe's

- Special order sales available in all 1,700 stores
- Effective July 2011, available on Lowes.com, large opportunity with new low-priced product



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Westinghouse Solar 20-Pack 65-5/16" x 39-5/16" 235-Watt Solar Panel
Not Yet Rated
Item #: 372806 Model #: 002-11046-001
20 - 235 Watt AC solar panel with mounting components for composition shingle roof tiles
Advanced power production technology harvest more energy
Ruggedized construction for reliable performance
$12,394.93
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Westinghouse Solar 4-Pack 65-5/16" x 39-5/16" 235-Watt Solar Panel
Not Yet Rated
Item #: 372804 Model #: 002-11047-001
Sleek, efficient design - looks great on your home
Safe, reliable AC power
5-25% more energy than other solar panels
$2,882.96
Qty: 1
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Westinghouse Solar

Sales Goals

- Electrical distributors in U.S. leveraging integrated AC panels
- Flat roof commercial systems
- Expansion in home builder, big box retail and HVAC channels
- European and Australian expansion leveraging AC panels
- China joint venture for flat roof systems

New Panels are Catalyst for Revenue Growth


4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q42010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

- Q4 2010 includes one-time sale of panels totaling $1.9 million from remaining installation contracts following our announcement to discontinue our installation business in September 2010

Westinghouse | Solar

Financial Summary

	2009	2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Net Sales	1,992,261	8,653,390	1,994,362	2,757,729	3,376,691	3,303,600
Gross Margin	14.8%	14.4%	13.9%	7.0%	8.4%	8.9%
EBITDAS (EBITDA + Stock Comp.)	(6,443,287)	(6,490,931)	(1,263,464)	(1,736,560)	(1,318,140)	(1,519,370)
Cash Operating Expenses	6,737,940	7,740,684	1,541,263	1,930,447	1,601,575	1,813,580
Cash	5,804,458	1,136,296	3,157,095	2,288,362	1,951,295	1,346,777
Total Assets	18,584,321	8,765,536	8,804,309	8,390,586	8,887,580	9,532,293
Credit Facility	-	540,250	-	-	-	92,266
Total Liabilities	10,472,011	4,816,617	5,140,332	6,040,974	5,754,498	6,533,104
Convertible Preferred Stock	-	-	1,509,649	1,202,920	751,223	751,223
Stockholders' Equity	8,112,310	3,948,919	2,154,328	1,146,692	3,133,082	2,999,189
Diluted Average Shares Outstanding	8,038,669	9,953,468	11,361,726	11,387,874	14,073,751	16,040,581

- Net sales, gross margin and EBITDAS reflect ongoing distribution business only and exclude discontinued installation operation.
- $2.9 million restructuring charge incurred in 2010 associated with our exit of the installation business.
- Raised $1.0 million, $400,000 and $1.0 million through Securities Purchase Agreements (SPA) in August , September and December 2011, respectively. Raised $3.6 million through SPA in February 2011 and reflected in convertible preferred stock and common stock warrant liability.
- New $750,000 line of credit (backed by accounts receivable) with Bridge Bank established in February 2011.
- Diluted average shares outstanding restated to reflect 1:4 reverse stock split effective April 14, 2011
- Effective Q3 2011, convertible preferred Stock included within stockholder's equity balance.

Westinghouse Solar

Technology, Distribution and Branding for Solar 2.0 Growth

Ordinary Solar

- DC Panels with Racks
- Hazardous & Complex
- Capital-Intensive Manufacturing
- Unbranded Commodity



Westinghouse Solar

- Affordable AC Panels, Plug & Play
- Safe & Fast Installations
- Asset-light OEM Manufacturing
- Westinghouse Brand



Westinghouse | Solar


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